SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 1998

                       ANSWERTHINK CONSULTING GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                  0-24343                               65-0750100
         (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

   1001 BRICKELL BAY DRIVE, SUITE 3000
              MIAMI, FLORIDA                              33131
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (305) 375-8005
                (COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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         Item 7 of the Current Report on Form 8-K, as originally filed on
October 14, 1998, is hereby amended and restated in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         The financial statements of Infinity Consulting Group, Inc. required by this item are included as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

         (b)      PRO FORMA FINANCIAL INFORMATION

         The pro forma financial information required by this item is included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

         (c)      EXHIBITS

         See Exhibit Index attached hereto.

                                       2

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ANSWERTHINK CONSULTING GROUP, INC.

         Date: December 14, 1998    By:  /s/ LUIS E. SAN MIGUEL
                                         ---------------------------------------
                                         Luis E. San Miguel
                                           Executive Vice President, Finance and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------
    *2.1 Stock Purchase Agreement by and among AnswerThink Consulting Group, Inc., Infinity Consulting Group, Inc., and the Shareholders of Infinity Consulting Group, Inc. dated as of September 30, 1998

    99.1  Financial Statements of Infinity Consulting Group, Inc.

    99.2  Pro Forma Financial Information

       *  Previously Filed